SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 9, 1998
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938





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Item 5.  Other Events

Year 2000

The Securities and Exchange Commission has issued interpretive guidance regarding disclosure of Year 2000 issues and consequences, effective August 4, 1998 (the "Interpretation"). Comdisco, Inc. (the "Company") provides this disclosure to supplement the information contained in its 1997 Annual Report on Form 10K and subsequent quarterly reports on Form 10Q in accordance with the Interpretation.

This document contains historical information, as well as forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, particularly in reference to statements regarding the Company's expectations with respect to the Company's plans and objectives for assessment and remediation of Year 2000 issues; the expected costs associated with assessment, remediation and testing; the Company's contingency plans; the Company's expectations with respect to its operations at Year 2000; and other forward looking statements. In addition, one can generally identify forward looking statements by the use of terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," or "continue," as well as the negative thereof, variations thereon or similar terminology. The Company bases such statements upon management's current expectations. Forward-looking statements are subject to or may be impacted by a number of factors, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, give careful consideration to the cautionary statements made in this document.

1.       Overview

The Company has implemented a program to attempt to assess, remediate and mitigate the potential impact of the "Year 2000" problem throughout the Company. A "Year 2000" problem will occur where date-sensitive software uses two digit year date fields, sorting the year 2000 ("00") before the year 1999 ("99"). The Year 2000 problem may result in data corruption and processing errors occurring where software, technology equipment, or any other equipment or process uses date dependent software.

The Company's program has been structured to address its internal computer systems and applications, facilities, equipment portfolio, and continuity and network services operations. This program will include assessment and mitigation of Year 2000 issues with respect to information technology and other equipment that uses embedded software. In addition, the Company is attempting to monitor the Year 2000 compliance status of its vendors, suppliers, service providers and major customers. The Company believes that it is taking the necessary steps regarding Year 2000 compliance with respect to matters within its control to provide that Year 2000 issues will not materially impact the Company.

2.       State of Readiness

The Company has organized its Year 2000 project into the following subprojects:

      internal information systems;
      customer service delivery capabilities;
      facilities; and
      business unit impact, including third party impact and equipment portfolio issues.

The Company has approached each subproject in as many as four phases, as applicable: (1) assessment; (2) remediation; (3) testing; and (4) contingency planning. "Assessment" summarizes the process of issue identification. "Remediation" refers to the process of taking corrective action to best mitigate identified Year 2000 risks. "Testing" is the process of validating a specific Company remediation effort or confirming a third party capability or certification of Year 2000 compliance. "Contingency planning" means the process by which the Company identifies an alternate course of action and/or procedures in the event the Company cannot or fails to remediate or mitigate a known Year 2000 risk. The Company may or may not engage in contingency planning for individual subproject components where successful Year 2000 remediation has been validated through the testing process or other methods.

         A.   Information Systems

         The Company has organized its information systems subproject in the following areas: (1) Company-developed applications software; (2) vendor applications software; (3) electronic data interchange trading partners; and (4) hardware. The Company has prioritized remediation and testing activities based upon the mission-critical nature of the underlying business function. The following summarizes the current status of this subproject:

         (1)  Company-developed software

         The Company plans to complete all assessment, remediation and testing activities with respect to Company-developed software by December 31, 1998.

           (a) Mainframe. The Company has completed all assessment, remediation and testing activities and returned into a production environment Company-developed mainframe applications as follows:

                                  Total Number Identified     Activity Completed

         Mainframe Modules:                6,838                           6,076
         Mainframe Database Records:         657                             491

         Most Company mission-critical functions are performed with applications
         software  on  mainframe  platforms,   including,   invoicing,  accounts
         receivable and contracts administration.

           (b) AS-400. The Company has completed all assessment, remediation and testing activities and returned into a production environment 8 of 13 Company-developed AS-400 applications.

           (c)   Client-Server.   The  Company  has  completed  all  assessment,
         remediation and testing activities and returned into a production environment 46 of 94 Company-developed client-server applications.

         (2)   Vendor Software

         The Company has identified 258 vendor software packages throughout the Company. Forty of those software packages have been classified as obsolete and the Company will discontinue its use of such products prior to January 1, 2000. The Company has either converted or otherwise certified as Year 2000 compliant an additional 60 software packages. The Company will conduct testing of mission- and business function-critical vendor software packages. The Company plans to complete all assessment, testing and or certification activities with respect to vendor software by March 31, 1999.

         (3)   Electronic Data Interchange

         Electronic data interchange ("EDI") involves the electronic communication and exchange of information by two companies in accordance with agreed upon protocols. A Year 2000 problem can arise where either trading partner does not utilize Year 2000-compliant protocols or standards. The Company plans to enable the Year 2000-compliant 4010 EDI standard by December 31, 1998. The Company has sent out two mailings to all its EDI trading partners to survey trading partner EDI Year 2000 compliance plans and requesting that the trading partners schedule compatibility testing during 1999. The Company will conduct testing and migration of its trading partners to the 4010 standard throughout 1999. The Company will enable its EDI systems to accept both the 4010 standard and the current non-compliant EDI standard to minimize potential disruptions in the exchange of information.

         (4)   Hardware

         The Company has completed its Year 2000 assessment of all internally used and centrally maintained hardware, including desktop computers. Replacement of non-compliant hardware will occur during the remainder of 1998 and throughout 1999. Hardware and other equipment that is not centrally maintained will be assessed as part of the scope of the Company's business unit impact subproject.

     B.   Service Delivery Capabilities

The Company commenced assessment of Year 2000 issues in conjunction with its business continuity services in April 1996 and network services during 1998. This subproject includes:

  * identifying the Year 2000 readiness status and compliance plans for equipment manufacturers and software vendors of backup recovery and infrastructure equipment used in the Company's recovery centers;

  *  testing such  equipment to validate Year 2000  readiness;  and to document

  *  progress on a periodic basis.

The business continuity component of the subproject has been organized by product line: (1) mainframe; (2) midrange; (3) customer network; (4) internal network; (5) workarea; and (6) trading floor. The Company also separately is examining the Year 2000 readiness for the Company's 39 business continuity service facilities including infrastructure, security systems, fire suppression, electrical and key utilities. The hardware supporting customer subscriptions has generally been found to be Year 2000 capable, if maintained at current firmware release levels. All critical systems supplied to customers can be made Year 2000 compliant according to manufacturer's specifications.

The Company anticipates this subproject will be substantially completed by September 1, 1999.

         C.   Facilities

The Company has commenced its assessment of its general facilities. This subproject includes examination of the Company's leased and owned facilities Year 2000 readiness, including an assessment of infrastructure equipment, such as elevators, and security and HVAC systems, and critical service provider readiness issues, such as that of utility providers. The Company has and will separately examine facility issues with respect to its service delivery facilities as part of the Company's service delivery capability subproject.

The Company has recently commenced its assessment of these facilities issues and currently plans to complete its preliminary assessment efforts by December 31, 1998. The Company will undertake facilities contingency planning during the first half of calendar year 1999.


         D.   Business Units

The Company has commenced assessment of Year 2000 issues within each of 42 internal business units. Each business unit will assess the impact of Year 2000 issues upon that business unit's operational capabilities. Each group will attempt to identify, assess and remediate or otherwise mitigate the impact of Year 2000 issues in the following areas: (1) software, hardware and equipment outside the scope of the information systems project, including impact upon portfolio value; (2) mission critical vendors; and (3) purchasing and other contractual processes and procedures.

The Company anticipates that the business unit assessment will be substantially completed by approximately December 31, 1998. The Company plans to conduct any necessary remediation, mitigation and/or contingency planning activities during the first half of calendar year 1999.


3.       Costs

Management currently estimates the total cost of its Year 2000 remediation efforts, including capital expenditures, will approximate $21,000,000 through FY2000. The Company commenced its Year 2000 program in 1994 and has expended approximately $ 10,000,000 to date as follows:

FY 1994- Less than $ 100,000
FY 1995- $2,030,000
FY 1996- $1,628,000
FY 1997- $2,790,000
FY 1998- $3,420,000

Management believes that it will incur approximately $8,985,000 in connection with its Year 2000 remediation efforts during fiscal year 1999. Approximately $6,250,000 of the FY 1999 estimate has been allocated to the replacement of identified Year 2000 non-compliant hardware, software and infrastructure equipment. The Company further estimates that it will incur approximately $2,000,000 in FY 2000. The Company may be required to adjust its estimates for FY 1999 and/or FY 2000 if the Company incurs unanticipated personnel costs, must replace or accelerate replacement or upgrade of equipment, systems and applications software as a result of Year 2000 non-compliance, or as a result of other currently unidentified expenses or costs associated with Year 2000 risks.

The Company's Year 2000 expenditures and estimates include the Company's outside consultants and contractors, internal personnel resources, and hardware, software and equipment replacement and upgrades attributable to the Company's Year 2000 efforts.

The Company's allocation of personnel resources to the Year 2000 project has not resulted in the deferral of any significant information technology projects. The Company believes that the Year 2000 costs incurred in connection with the internal information systems subproject will not exceed ten percent (10%) of the Company's information technology group budget during FY 1999.


4.       Risks

Management believes that Comdisco's information technology and embedded systems will be substantially Year 2000 capable prior to the commencement of the year 2000. Nevertheless, the Company believes that it may face potential Year 2000-related risk in several areas.

First, the Company may encounter Year 2000 risk as a result of the Year 2000 failure of equipment leased, sold and/or refurbished by the Company. The Company may face claims from customers and their end users arising in connection with bodily injury, property damage and business interruption as a result of a Year 2000 failure in equipment provided by the Company. Based on the Company's standard lease agreement, the Company believes that it would not be liable for such claims. However, there can be no assurance that such claims will not be bought against the Company.

Second, Year 2000 may have an impact on the Company's estimates of fair market value at lease termination, commonly referred to as "residual" value, for equipment leased to customers for which the manufacturer does not make available a Year 2000 compliance upgrade path or in the event an available Year 2000 upgrade is cost prohibitive relative to the market value of the equipment. Although the Company is still in the process of evaluating any potential Year 2000 residual risks, nothing has come to the Company's attention that would lead it to believe that the amounts the Company will ultimately realize would differ materially from the estimated amounts recorded in the Company's financial statements.

Third, the Company may experience intermittent business interruption to its internal operations and service delivery capability as a result of the Company's suppliers, vendors, service providers and/or customers failing to successfully address their own Year 2000 issues. While the Company exercises no control over such third parties, the Company's Year 2000 project plan includes a survey assessment of critical third parties response and remediation plans to identify Year 2000 issues within such companies and their potential impact upon the Company. The Company has no significant concentration of revenue with any single or group of customers. Revenue from the Company's largest customer in 1998 does not exceed 2% of Comdisco's total revenue. However, if a large number of the Company's major customers encounter operating problems due to Year 2000 that results in their defaulting in their obligations, the Company may experience a material impact due to higher credit losses and lower income.


5.       Contingency Planning

The Company currently anticipates that its information technology and critical non-information technology systems will be Year 2000 compliant in all material respects. This assessment is based upon the current readiness of a majority of the information technology systems and the Company's assessed degree of difficulty associated with completing the remainder of its Year 2000 plans. The Company has not yet commenced substantial contingency planning efforts in connection with its Year 2000 efforts due to its focus on its ongoing assessment, remediation and testing efforts. The Company believes that effective contingency planning requires full completion of all assessment efforts. The Company anticipates that it will engage in comprehensive contingency planning during the first half of calendar year 1999.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    COMDISCO, INC.



Date: October 9, 1998                          by:  /s/ John J. Vosicky
                                                    -------------------
                                                    John J. Vosicky
                                                    Executive Vice President and
                                                    Chief Financial Officer